Exhibit 10.1

                              GROSS LEASE AGREEMENT

                                   1. PARTIES

     This Gross Lease Agreement (the "Lease"), dated as of April 28, 2003, is made by and between West Harris Property, Inc. ("Landlord"), 1703 North Peyco Drive, Arlington, Texas 76001-6798, and U.S. Global Aerospace, Inc., a Delaware corporation ("Tenant").

                                   2. PREMISES

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the term, at the rental, and upon all of the conditions set forth in this Lease, the real property situated in the City of Arlington, County of Tarrant, State of Texas, commonly known as 1016 Harris Rd., Arlington TX and described as approximately 39,000 SF Building on Block 1, Lot 17 in the Arlington South Industrial Park. Said real property, including the land and all improvements located on the land, is defined in this Lease as "the Premises". Vehicle Parking Spaces Allocated to Tenant: all spaces on premises and as indicated on Site Plan attached. No Parking in fire lanes (See Site Plan)

                                     3. TERM

     3.1 Term. The term of this Lease shall be for 37 months, commencing on _May 1, 2003 (the "Commencement Date") and ending on _May 31, 2006, unless sooner terminated pursuant to any provisions of this Lease.

     3.2 Delay in Commencement. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to any liability for such failure, nor shall such failure affect the validity of this Lease or the obligations of Tenant under this Lease, or extend the term of this Lease, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within 90 days from the Commencement Date, Tenant may, at Tenant's option, by notice in writing to Landlord following ten days after such notice, cancel this Lease. If Landlord shall not have delivered possession of the Premises within one year from the commencement Date, Landlord may, by notice in writing to the Tenant following ten days after such notice, cancel the Lease. If either party cancels as set forth in this Article 3.2, Landlord shall return any monies previously deposited by Tenant and the parties shall be discharged from all obligations under this Lease.

     3.3 Early Possession. In the event that Landlord shall permit Tenant to occupy the premises prior to the Commencement Date, such occupancy shall be subject to all of the provisions of this Lease. Such early possession shall not advance the termination date of this Lease.

     3.4 Delivery of Possession. Tenant shall be deemed to have taken possession of the Premises when Landlord delivers possession of the Premises to Tenant. It is expressly understood and agreed, however, that Tenant shall bear all costs and expenses incurred with regard to obtaining a certificate of occupancy from any appropriate governmental entity; provided, however, that Tenant shall not be deemed to have taken possession of the Premises until a certificate of occupancy is obtained. Landlord represents that it reasonably believes, after due inquiry, that a certificate of occupancy will be granted without required modification of the Premises. However, if any modification is required in order to obtain such certificate of occupancy and Tenant is unwilling to pay the expense of such modification, then this Lease shall be void and all monies paid by Tenant to Landlord shall be returned to Tenant.

                                     4. RENT

     Tenant shall pay to Landlord as rent for the Premises the sum of $396,000 to be made in equal monthly installments of $11,000, in advance, on the first day of each month during the term of this lease. Tenant shall pay the Landlord upon the execution of this Lease the sum of $11,000 as rent for June 1, 2003 to June 30, 2003 only. Rent for any period during the term of this Lease which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable without notice or demand and without any deduction, offset, or attachment in lawful money of the United States of

America to Landlord at the address stated in this Lease or to such other persons or at such other places as Landlord may designate in writing.

                               5. SECURITY DEPOSIT

     Tenant shall deposit with Landlord upon execution of this Lease the sum of $11,000 as security for Tenant's faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay rent or other charges due under this Lease, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply, or retain all or any portion of said deposit for the payment of any rent or other charge in default, for the payment of any other sum to which Landlord may become obligated by reason on Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer as a result of such default. If Landlord so uses or applies all or any portion of said deposit, Tenant shall, within ten days after written demand, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount set forth above and Tenant's failure to do so shall be a breach of this Lease, and Landlord may, at its option, terminate this Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations under this Lease, such deposit or so much of the deposit as has not been applied previously by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest under this Lease) within 30 days after the expiration of the term of this Lease, or after Tenant has vacated the Premises, whichever is later. In the event of a sale of the land and building of which the Premises forms a part, Landlord shall have the right to transfer the security deposit to such purchaser or owner, provided that such purchaser has agreed in writing to be bound by the terms and conditions of this Lease, and Landlord shall be released by Tenant from all liability for the return of such security deposit. Subject to the foregoing, Tenant agrees to look solely to the new purchaser or owner for the return of such security deposit.

                                     6. USE

     6.l Use. The Premises shall be used and occupied only for Research, Development, Light Manufacturing and Storage.

     6.2 Compliance with Law. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term or any part of the term of this Lease regulating the use by Tenant of the Premises. Tenant shall procure, at Tenant's sole expense, any permits and licenses required for the transaction of Tenant's business in the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste, or a nuisance, or, if there shall be more than one tenant of the Building containing the Premises, which shall tend to unreasonably disturb such other tenants. Tenant shall keep the Premises, sidewalks, service ways, and any loading areas adjacent to the Premises, neat, clean, and free from dirt or rubbish at all times. In connection with the provisions contained in Article 8.1, Tenant shall store all trash and garbage within the Premises, arranging for the regular pick-up of such trash or garbage at Tenant's expense. Tenant shall not operate an incinerator or burn trash or garbage within the area of the Premises.

     6.3 Condition of Premises. Tenant hereby accepts the Premises in the condition existing as of the date of possession of same, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject to such laws, ordinances, regulations, all matters disclosed in connection with same and by any exhibits attached to this Lease. Tenant acknowledges that neither Landlord or Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

     6.4 Insurance Cancellation. Notwithstanding the provisions of Article 6.1, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, and if Tenant's use of the Premises or Tenant's storage of anything within the Premises causes an increase in said insurance rates Tenant shall pay any such increase.

     6.5 Landlord's Rules and Regulations. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. A copy of said rules and regulations is attached to this Lease. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modifications to those rules and regulations shall be binding upon Tenant upon delivery of a copy of such rules and regulations to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants.



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                     7. MAINTENANCE, REPAIRS AND ALTERATIONS

     7.1 Landlord's Obligations. Subject to the provisions of Article 9, and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord, at Landlord's expense, shall keep in good order, condition, and repair the foundations, exterior walls, and the exterior roof of the Premises. Landlord shall not, however, be obligated to paint such exterior, nor shall Landlord be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Landlord shall have no obligation to make repairs under this Article 7.1 until a reasonable time after receipt of written notice of the need for such repairs.

     7.2 Tenant's Obligations.

     (a) Subject to the provisions of Article 7.l, Article 9, and Article 16.22, Tenant, at Tenant's expense, shall keep in good order, condition, and repair the Premises and every part of the Premises (regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant), including, without limitation, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities, and equipment within the Premises, fixtures, interior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises, and all sidewalks, landscaping and regular mowing of the grass, driveways, parking lots, fences, and signs located in the area which are adjacent to and included with the Premises. Provided, however, that if Tenant occupies a portion of a multi-tenant building, that Tenant shall not have to maintain the landscaping, grass areas, outside paving or railroad siding, if any. In the event Tenant should neglect reasonably to maintain the demised premises, Landlord shall have the right (but not the obligation) to cause repairs or corrections to be made and any reasonable costs therefor shall be payable by Tenant to Landlord as additional rental on the next rental payment due date.

     (b) If Tenant fails to perform Tenant's obligations under this Article 7.2, Landlord may, at Landlord's option, enter upon the Premises after ten days' prior written notice to Tenant, and put the same in good order, condition, and repair, and the cost of same, together with interest at the rate of ten percent per annum, shall be due and payable as additional rent to Landlord together with Tenant's next rental installment.

     (c) On the last day of the term of this Lease, or on any sooner termination, Tenant shall surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by Tenant's use of the Premises, or by the removal of Tenant's trade fixtures, furnishings, and equipment pursuant to Article 7.3(c), which repair shall include but not be limited to the patching and filling of holes and repairs of structural damages. In the event Tenant shall fail to surrender the Premises to Landlord in the condition set forth above, Landlord may, in accordance with Article 7.2(c) and Article 5, make such repairs and take such steps as are necessary to put the Premises in good, broom clean condition, ordinary wear and tear excepted, and to offset such expenses incurred by Landlord against the security deposit.

     7.3 Alterations, Additions and Improvements.

     (a) Tenant shall not create any openings in the roof or exterior walls, nor shall Tenant make any alterations, additions, or improvements to the Premises without the prior written consent of Landlord. Landlord, at Landlord's sole discretion, may accept the tenant improvements and require them to remain part of the premises at the time of written approval of the addition, alteration or improvement, or may elect to have them designated to be removed at the termination of the lease. All improvements that Tenant fails to notify Landlord of in writing by either error, omission, or otherwise also are at Landlord's sole discretion (i) to become part of the premises, (ii) to be removed at the termination of the lease, or (iii) the Landlord may require such item or items to be removed at Tenant's expense upon a ten (10) day written notice.

     (b) Tenant may, without the prior written consent of Landlord, but, at its own cost and expense, and in good workmanlike manner, make such minor alterations, additions, or improvements or erect, remove or alter such partitions, or erect shelves, bins, machinery, and trade fixtures as Tenant may deem advisable, without altering the basic character of the Premises, and in each case complying with all applicable governmental laws, ordinances, regulations, and other requirements.

     (c) At the termination of this lease, Tenant shall, if Landlord so elects, remove all or part of any alterations, additions, improvements, and partitions erected by Tenant (exact items to be determined at the sole discretion of the Landlord, also pursuant to Para. 7.3(a) above) and restore the Premises to its original condition or condition acceptable to Landlord, otherwise such improvements shall be delivered up to Landlord with the Premises. All shelves, bins, machinery, and trade fixtures installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so



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removed if required by Landlord,  and Tenant  shall  restore the Premises to its original condition or condition acceptable to Landlord (see Para. 7.1(c) above).

     (d) In connection with Paragraph 7.3(c), all of Tenant's furniture, movable trade fixtures and other personal property not removed by Tenant from the Premises within five days after Landlord shall request such removal in writing following the termination of this Lease, whether termination shall occur by lapse of time or otherwise, shall be conclusively presumed to have been abandoned by Tenant, and Landlord may, at its option and election, subsequently take possession of such property and either (i) declare same to be the property of the Landlord, or (ii) at the cost and expense of Tenant, dispose of such property in any manner Landlord, in its sole discretion, shall deem most advisable. Nothing contained in this Paragraph 7.3(d) shall prejudice or impair Landlord's rights pursuant to Paragraph 14 and Paragraph 20 of this Lease. Rights granted Landlord under this Paragraph 7.3(d) shall be cumulative of Landlord's rights as set forth in Paragraph 14 and Paragraph 20.

     (e) In regard to Tenant installed electrical wiring, electrical switches, circuit boxes, electrical conduit, water coolers, windows, light fixtures, exhaust fans, exhaust fan motors, office improvements or additions, storage additions, drywall construction, gas fired or infrared type heat units (whether attached or hanging), air conditioning units, natural gas piping, gas heaters, doors, locks, or hardware for windows and doors located in or upon the subject property, it is expressly agreed by the parties hereto that, once installed (whether bolted, screwed or hanging), any such property described in this paragraph shall be and become part of the Leased Property and owned by Landlord once attached to the building and/or premises.

     7.4 Signs. Tenant shall not place any signs or other objects upon the roof of the Premises or otherwise deface the exterior walls of the Premises, except with the prior written approval of Landlord. Tenant shall have the right to erect signs on the exterior walls of the Premises, securely attached to and parallel to said walls, subject to applicable laws and deed restrictions. Tenant shall not erect any signs other than customary trade signs identifying Tenant's business. Tenant shall remove all signs at the termination of this Lease, and shall repair any damage and close any holes caused by such removal.

                              8. OUTDOOR ACTIVITIES

     8.1 Outdoor Storage. No articles, goods, materials, refuse receptacles, incinerators, storage tanks, or other items shall be stored in the open or exposed to public view from the adjacent land or improvements. If it shall become necessary to keep or store such materials or items in the open, the portion of the Premises used for such storage shall be fenced with a fence of permanent construction, except that portion of a fence that faces streets or highways shall be of the screen type, the design of which shall be approved in writing by the Landlord prior to construction. Storage shall be restricted to the side and rear areas of the Premises. No storage shall be permitted between the front building line and street.

     8.2  Manufacturing   and  Processing.   All  manufacturing  and  processing
activities will be conducted within the confines of the Premises as described in
Article 8.l.

                            9. DAMAGE OR DESTRUCTION

     9.1 If the building or other improvements situated on the Premises be damaged or destroyed by fire or other casualty, Landlord shall have 30 days from the date of receipt of written notice Tenant of such occurrence to give written notice to Tenant of its election to repair said damage or not. If Landlord elects to repair said damage, this Lease shall continue in force, but the rent under this Lease may be abated as provided below. If Landlord elects not to repair said damage or to completely rebuild said building, this Lease shall terminate as of the date of said damage and rent shall be abated for the unexpired portion of this Lease. In no event shall Landlord be obligated to repair any improvements made by Tenant. If Landlord elects not to repair said damage, Tenant may elect to repair same at Tenant's sole expense by giving written notice of Tenant's election to Landlord within ten days of Tenant's receipt of notice from Landlord of Landlord's election not to repair.

     9.2 Abatement of Rent.

     (a) If the Premises are partially destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of Article 9, the rent payable under this Lease for the period during which such damage, repair, or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.



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     (b) If Landlord  shall be obligated to repair or restore the Premises under the provisions of this Article 9 and shall not commence such repair or restoration within 60 days after such obligations shall accrue, Tenant may, at Tenant's option, cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in
Article 9.2(a).

     9.3 Restoration. Landlord's obligation to restore shall not include the restoration or replacement of Tenant's trade fixtures, equipment, merchandise, or any improvements or alterations made by Tenant to the Premises.

     9.4 Prorations. Upon termination of this Lease pursuant to Article 9, an equitable pro rata adjustment of rent based upon a 30 day month shall be made. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not previously been applied by Landlord.

                               10. INDEMNIFICATION

     10.1 Hold Harmless. Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Tenant in or about the Premises and shall further indemnify, defend, and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provision of this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees, or invitees, and from any and all costs, attorney's fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought as the result of such claim. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, except Landlord's negligence, and Tenant hereby waives all claims against Landlord, except where said damage arises out of negligence or claimed negligence of Landlord.

     10.2 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income from Tenant's business or for damage to goods, wares, merchandise, or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises; nor, unless through Landlord's negligence, shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures, or from any other cause whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

                          11. [INTENTIONALLY OMMITTED]

                                  12. UTILITIES

     Tenant shall pay for all water, gas, heat, light, power, telephone, and other utilities and services supplied to the Premises, whether supplied by the utility companies, governmental agencies, or Landlord, together with any taxes.

                          13. ASSIGNMENT AND SUBLETTING

     13.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void and shall constitute a breach of the Lease. Any transfer of Tenant's interest in this Lease or in the Premises from Tenant by merger, consolidation, or liquidation shall be deemed a prohibited assignment within the meaning of Article 13.

     13.2 No Release of Tenant. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay rent and to perform all other obligations to be performed by Tenant under this Lease for the term of



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this Lease.  The  acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

     13.3 Assignment Fee. In the event that Landlord shall consent to a sublease or assignment under Article 13.1, Tenant shall pay Landlord reasonable fees not to exceed $250.00 incurred in connection with giving such consent.

                             14. DEFAULTS; REMEDIES

     14.1 Defaults. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:


     (a) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant under this Lease, as and when due, where such failure shall continue for a period of three days after written notice from Landlord to Tenant.

     (b) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in Article 14.1(a), where such failure shall continue for a period of 30 days after written notice of such failure from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than 30 days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said 30 day period and diligently prosecutes such cure to completion.

     (c) (i) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; (ii) to the extent permitted by bankruptcy law, the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or (iv) the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days.

     (d) Landlord may lock Tenant out of the Premises in accordance with Article 16.24, and all other applicable laws, including, without limitation, Section
92.008 of the Texas Property Code, as amended from time to time.

     (e) [INTENTIONALLY OMMITTED]

     (f) Pursuit of any of the remedies set forth above shall not preclude pursuit of any other remedies set forth in the Lease, or any other remedies provided by law, nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord, or any damages accruing to Landlord by reason of the violation of any of the terms, conditions, and covenants contained in this Lease.

     14.2 Remedies in Default. In the event of any such default or breach by Tenant, Landlord may exercise any one or more of the following remedies at any time after such default or breach, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach.

     (a) Terminate this Lease Agreement in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant shall fail so to do, Landlord may, subject to applicable law, without notice and without prejudice to any other remedy for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and its effects, without being liable to prosecution or any claim for damages for taking such actions; and Tenant agrees to indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms, or through decrease in rent or otherwise, provided, however, that in no event shall Tenant's liability hereunder exceed the entire amount of rent which would have become due and payable during the remainder of the term of this Lease, and provided further, that Landlord shall have a duty to mitigate damages to the extent reasonably practicable.

     (b) [INTENTIONALLY OMMITTED]

     (c) Subject to applicable law, enter upon and take possession of the Premises as the agent of Tenant, without being liable to prosecution or any claim for damages for taking such actions, and Landlord may relet the Premises as the agent of the Tenant and receive the rent, and in such event, Tenant shall pay Landlord the cost of renovating, repairing and altering the Premises for a new tenant or tenants and any deficiency that may arise by reason of such reletting, on demand at the address of Landlord specified in this Lease; provided however, the failure of Landlord to relet the Premises after taking reasonably practicable measures to do so, shall not release or affect Tenant's liability for rent or for damages and such rent and damages shall be paid by Tenant on the dates specified in this Lease.

     (d) Landlord may, as agent of Tenant, do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Premises, by force if necessary, without being liable to prosecution or any claim for damages for same in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

Pursuit of any of the remedies set forth above shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law.

     14.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within four days after said amount is due, then Tenant shall, without prior notice or demand, pay to Landlord a late charge equal to ten percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted under this Lease.

                                15. CONDEMNATION

     If the Premises or any portion of the Premises are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than 10% of the land area of any buildings on the Premises, or more than 10% of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within 20 days after Landlord shall have notified Tenant of the taking or, in the absence of such notice then within 20 days after the condemning authority shall have taken possession.

     If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rental shall be reduced in proportion to the floor and/or land area of the Premises taken within the Premises as bears to the total floor and/or land area of the entire Premises. In the event this Lease is not so terminated then Landlord agrees, at Landlord's sole cost, to restore the Premises as soon as reasonably possible to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property.

                             16. GENERAL PROVISIONS

     16.1 Offset Statement.

     (a) Tenant shall at any time upon not less than ten days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord under this Lease, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one months rent has been paid in advance.

     (c) If Landlord desires to finance or refinance the Premises, or any part of the Premises, Tenant hereby agrees to deliver to any lender designated by Landlord copies of any and all financial statements of Tenant filed with the Securities and Exchange Commission as may be reasonably required by such lender. All such financial statements shall be used only for the purposes set forth in this Lease.

     16.2 Landlord's Interests. The term "Landlord" as used in this Lease shall mean only the owner or owners or their agents at the time in question of the fee title or Tenant's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Landlord named in this Lease (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations to be performed after that time, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord, subject to the terms of this Lease, shall be binding on Landlord's successors and assigns, only during their respective periods of ownership.

     16.3 Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision of this Lease.

     16.4 Interest on Past-Due Obligations. Except as expressly provided in this Lease, any amount due to Landlord not paid when due shall bear interest at the highest lawful rate per annum from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     16.5 Time of Essence. Time is of the essence.

     16.6 Captions. Article captions are not a part of this Lease.

     16.7 Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned in this Lease. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     16.8 Waivers. No waiver by Landlord of any provision of this Lease shall be deemed a waiver of any other provision of this Lease, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent under this Lease by Landlord shall not be a waiver of any preceding breach by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular rent so accepted. regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     16.9 Recording. Tenant shall not record this Lease. Any such recordation shall be a breach under this Lease.

     16.10 Holding Over. If Tenant remains in possession of the Premises or any part of the Premises after the expiration of the term of this Lease, unless otherwise agreed in writing, such occupancy shall be a tenancy from month-to-month at a rental in the amount of 150% of the last monthly rental, plus all other charges payable under this Lease, and upon the terms of this Lease applicable to month-to-month tenancy. This provision shall not be construed, however, as permission by Landlord for Tenant to hold over.

     16.11 Cumulative Remedies. No remedy or election under this Lease shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

     16.12 Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     16.13 Binding Effect; Choice of Law. Subject to any provisions of this Lease restricting assignment or subletting by Tenant and, subject to the provisions of Article 16.2, this Lease shall bind the parties, their personal representatives, successors, and assigns. This Lease shall be governed by the laws of the State of Texas, and is executed, and to be performed in Tarrant County, Texas.

     16.14 Subordination.

     (a) This Lease, at Landlord's option shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or subsequently placed upon the real property of which the Premises are a part and to any and all advances made on the security and to all renewals, modifications, consolidations, replacements and extensions of same. Notwithstanding such subordination, Tenant's rights to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice of such election to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording of such documents.

     (b) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten days after written demand, does hereby make, constitute, and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so.

     16.15 Attorney's Fees. In the event Tenant defaults in the performance of the terms, covenants, agreements, or conditions contained in this Lease, and Landlord places the enforcement of this Lease in the hands of an attorney, or files suit upon the Lease, Tenant agrees to pay Landlord reasonable attorneys' fees, plus court costs, incurred by Landlord.

     16.16 Landlord's Access. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times, upon reasonable notice to Tenant, for the purpose of inspecting the Premises, showing the Premises to prospective purchasers, tenants, or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Anything to the contrary in this Lease notwithstanding, Landlord acknowledges that portions of Tenant's business is of a classified nature, and that certain areas at certain times may be "off limits" and no admittance will be given to that area. Upon request by Landlord, Tenant will inform Landlord if and where these areas may exist at the time of proposed entry. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last 120 days of the term of this Lease place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

     16.17 Auctions. Tenant shall not place any auction signs upon the Premises or conduct any auction upon the Premises without Landlord's prior written consent.

     16.18 Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation of same, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord or any or all of such subtenancies.

     16.19 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     16.20 Landlord's Liability. If Landlord is a limited partnership, the liability of the partners of the Landlord pursuant to this Lease shall be limited to the assets of the partnership; and Tenant, its successors and assigns hereby waive all rights to proceed against any of the partners, or the officers, shareholders, or directors of any corporate partner of Landlord except to the extent of their interest in the partnership. The term Landlord, as used in this Article, shall have the meaning set forth in Article 16.2. It is understood and agreed by Tenant that Landlord may be acting as an agent for an undisclosed principal owner (the "Owner") of the Premises. Any thing to the contrary in this Lease notwithstanding, any and all covenants, undertakings, agreements, representations, and warranties made in this Lease on the part of Landlord are made and intended not as personal covenants, undertakings, agreements, representations and warranties for the purpose of binding Landlord or Owner personally or the assets of Landlord or Owner, except only Landlord's or Owner's interests in the Premises. Except for breach of any obligation of Landlord to repair or restore the Premises, if any, contained in this Lease, , no personal liability or proceeds actually received by Landlord or Owner, no personal liability or personal responsibility is assumed by, nor shall the same at any time be asserted or enforced against, Landlord, Owner, or their agents, beneficiaries, partners, officers, directors, trustees in bankruptcy, or their respective heirs, legal representatives, successors, or assigns, on account of this Lease or account of any covenant, undertaking, agreement, obligation, representation, or warranty of Landlord contained in this Lease, all such personal liability being specifically waived by the Tenant; but instead, said covenants, agreements, undertakings, obligations, representations, and warranties are for the purpose of binding only the fee simple estate which Landlord or Owner owns in the Premises. This clause shall not limit or deny any remedies which Tenant may have in the event of default by Landlord under this Lease, which remedies do not involve the personal liability of Landlord or Owner, except Landlord's or Owner's interests in the Premises. Landlord or Owner may relieve themselves of all liability whatsoever, without limitation of any sort, under or arising out of this Lease (other than liability for failure to apply insurance proceeds as set forth above) by conveying their estate in the Premises to Tenant.

     16.21 Liens. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Tenant.

     16.22 Independent Covenants. Except as provided in Article 9 and Article 15 of this Lease, Tenant shall not, for any reason, withhold or reduce Tenant's payment of rent, additional rent or other charges as provided in this Lease, it being agreed that the obligations of Landlord under this Lease, are independent of Tenant's obligations for making these payments.

     16.23 Hazardous Waste. Tenant hereby represents and warrants to Landlord as follows:

     (a) The location, occupancy, operations, and use of the Premises throughout the term of this Lease by Tenant do not violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), including, without limitation, all applicable zoning ordinances and building codes, flood disaster laws, and health and environmental laws and regulations (sometimes collectively called "Applicable Laws").

     (b) Without limitation of (a) above, Tenant's use and occupancy of the Premises throughout the term of this Lease is not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any Applicable Laws pertaining to health or the environment (sometimes collectively called "Applicable Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the use and occupancy by Tenant of the Premises. In addition, Tenant has not obtained and is not required to obtain any permits, licenses, or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures, and equipment forming a part of the Premises by reason of any Applicable Environmental Laws.

     (c) Tenant hereby indemnifies Landlord from and against any loss, liability, claim, or expense, including, without limitation, cleanup, engineering, and attorneys' fees and expenses that Landlord may incur by reason of any of the above representations and warranties being false or by reason of any investigation or claim of any governmental agency in connection with any matters so represented above in this paragraph.

     16.24 Lock-Out. Subject to Section 16.16 of this Lease, in the event Landlord elects in its sole discretion upon an event of default by Tenant to change the locks and lock Tenant out, Landlord may place written notice on Tenant's front door stating the name and address or telephone number of the individual or company from which a new key may be obtained. Landlord shall have no obligation or duty to provide the new key, or to let Tenant into the Premises, until such time as Tenant pays to Landlord, by cash or cashier's check, the total amount of all past-due rents, additional rents, interest, late charge, and fees, incurred in connection with the lock-out, including, without limitation, reasonable attorneys' fees. This provision is intended to comply with the Texas Property Code, as amended, governing such procedure. Pursuit of this remedy by Landlord shall not preclude pursuit of any other remedy provided in this lease or by law.

     16.25 Force Majeure. In the event performance by Landlord and/or Tenant of any term, condition, or covenant in this Lease is delayed or prevented by an Act of God, strike, lock-out, shortage of material or labor, restriction by any governmental authority, civil riot, flood, and any other cause not within the control of Landlord and/or Tenant, as the case may be, the period for performance of such term, condition, or covenant shall be extended to a period equal to the period Landlord and/or Tenant, as the case may be, is so delayed or hindered.

     16.26 Entire Agreement and Limitation of Warranties. It expressly agreed by Tenant, as a material consideration for the execution of this Lease, that this Lease is the entire agreement of the Parties and that there are and were no verbal representations, warranties, understandings, stipulations, agreements, or promises pertaining to this Lease not incorporated in this Lease. It is likewise agreed that this Lease may not be altered, waived, amended, or extended except by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability of fitness, suitability, habitability, or of any other kind arising out of this Lease and that Tenant's acceptance of the Premises shall be "as is". In this regard, Tenant represents to Landlord that Tenant's acceptance of the Premises shall conclusively evidence Tenant's determination that the Premises are suitable in every way for Tenant's intended use. Not in limitation upon the preceding, Landlord agrees that to the extent assignable, all warranties, if any shall exist, from contractors or suppliers with respect to the improvements to the Premises are hereby assigned to Tenant.

                              17. PERFORMANCE BOND

     At any time Tenant desires to or is required to make any repairs, alterations, additions, improvements, or utility installation on the Premises, Landlord may at its sole option require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against liability for mechanics' and materialmen's liens and to insure completion of the work.

                                   18. BROKERS

     The parties to this Lease acknowledge that 5% of the gross lease amount to be paid to Peyco Southwest Realty at signing from Landlord and on all future renewals and expansions and they were the real estate brokers who represented the parties in this Lease, and that no other commissions are due to any brokers in connection with this Lease, other than the brokers named above. The commissions shall be paid based upon the terms of this Lease by Landlord. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims which may be made by broker for commissions based upon the terms and provisions which are not contained in this Lease. IF ANY SALES TRANSACTION IS MADE DURING THIS LEASE, PEYCO SOUTHWEST REALTY WILL RECEIVE 5% OF THE TOTAL SALES PRICE FROM SELLER, LESS ANY COMMISSIONS ALREADY PAID ON THIS 3-YEAR LEASE AGREEMENT.

                                   19. NOTICES

                  Whenever the terms of this Lease provide for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, certified mail, return receipt requested, postage prepaid, addressed at the addresses set forth below:

To Landlord at:   1703 North Peyco Drive
                  Arlington, Texas 76001-6798

To Tenant at:     1016 Harris Rd.
                  Arlington, TX 76001

If sent by certified mail, notice shall be effective upon the date same is deposited in the United States mail.

                               20. LANDLORD'S LIEN

 LANDLORD SHALL HAVE A LIEN ON TENANT'S PROPERTY IN THE PREMISES AS PROVIDED BY
                                 AND SUBJECT TO
             SECTION 54.021, et. seq., OF THE TEXAS PROPERTY CODE.

                                    21. TAXES

                  21.1  Real Property Taxes.

                  (a) Landlord shall pay all real property taxes applicable to the Premises; provided, however, that Tenant shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the first fiscal tax year after the commencement of the term of this Lease. Such payment shall be made by Tenant within 30 days after receipt of Landlord's written statement setting forth the amount of such increase and the computation of same. If the term of this Lease shall not expire concurrently with the expiration of the fiscal tax year, Tenant's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

                  (b) As used in this Lease, the term "real property tax" shall include any form of assessment, license fee, rent tax, levy, penalty, or tax (other than inheritance or estates taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage or other improvement district. Tenant shall pay any and all charges and fees which may be imposed by the U.S. Environmental Protection Agency or other similar regulatory body, but only if and to the extent such imposition occurs as a result of Tenant's improvements to the premises or the conduct of Tenant's business on the Premises.

                  (c) If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination of Tenant's liability, in good faith, shall be conclusive.

                  21.2  Personal Property Taxes.

                  (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere. Tenant shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Landlord.

                  (b) If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

                  21.3 Notwithstanding Article 21.l of this Lease, Tenant shall pay any increase in "real property taxes" resulting from any and all improvements of any kind placed on or in the Premises for the benefit of or at the request of Tenant regardless of whether said improvements were installed or constructed either by Landlord or Tenant.

                                  22. INSURANCE

                  22.1 Liability Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant to the Premises. Such insurance shall be in an amount of not less than $1,000,000.00 for injury to or death of one person in any one accident or occurrence and in an amount of not less than $2,000,000.00 aggregate. The limits of said insurance shall not, however, limit the liability of Tenant under this Lease. Said insurance shall name the Landlord as an additional insured. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

                   22.2 Property Insurance. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value of same, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils (all risk). Tenant shall pay during the term of this Lease, in addition to rent, premiums for insurance required under this Paragraph and the amount of any increase in premiums for the insurance required under this Paragraph, and whether such premium increase shall be the result of the nature of Tenant's occupancy, any act or omission of Tenant, requirement of the holder of a mortgage or deed of trust covering the Premises, or increased valuation of the Premises. Tenant shall pay any such premium and increases to Landlord within ten business days after receipt by Tenant of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained under this Lease cover other improvements in addition to the Premises, Landlord shall also deliver to Tenant a statement of the amount of such increase attributable to the Premises and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Tenant's liability for premium increases shall be prorated on an annual basis. The proceeds of any such insurance shall be paid to Landlord.

                  22.3 Insurance Policies. Insurance required under this Lease shall be in companies rated A+, AAA, or better in "Best's Insurance Guide". Tenant shall deliver to Landlord, within 30 days of obtaining a certificate of occupancy for the Premises, copies of policies of liability insurance required under this Lease or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. Tenant shall, within thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals of same, or Landlord may order such insurance and charge the cost of same to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Lease.

                  22.4 Waiver of Subrogation. Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

SPECIAL PROVISIONS:

See Exhibits "A" Rules and Regulations

Tenant to receive one (1) free month of rent only from May 1, 2003 to May 31, 2003.

Tenant has an irrevocable option to purchase the Premises until March 31, 2004 at $950,000. Notwithstanding the foregoing, if Landlord receives a written bona fide offer by an unaffiliated third party to purchase the Premises for $950,000 or more during this time period, and after Tenant receives a copy of such written bona fide offer, Tenant shall have 7business days to submit a written offer to purchase the Premises for $950,000, which Landlord shall be bound to accept, or Tenant's option will expire. If and to the extent Tenant fails to duly exercise said option, and no sale of the Premises is consummated with such unaffiliated third party, Tenant's option as stated above shall continue until March 31, 2004, with the same rules applying. Peyco Southwest Realty will receive a 5% commission payable by Landlord on the total sales price of any sale to Tenant or any entity associated with Tenant less the commission earned in connection with this Lease.

If Tenant exercises said option, sale of the Premises to Tenant will be closed at Commonwealth Land Title office at 1000 N. Walnut Creek Dr., Mansfield, TX 76063 and this Lease will terminate in it's entirety.

                               [SIGNATURES FOLLOW]




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




     The parties to this Lease have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

     EXECUTED  at  __________________________________________________,   on  the
_____________ day of __________________, 2003.

                                       LANDLORD:

                                       West Harris Property, Inc.

                                       by:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------




     EXECUTED  at  __________________________________________________,   on  the
_____________ day of __________________, 2003.

                                          TENANT:  US Global Aerospace, Inc.



                                          by:
                                             ----------------------------------
                                             Name: Julie Seaman
                                             Title:  Secretary




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


                                  EXHIBIT " A "

                              RULES AND REGULATIONS

DEMISED PREMISES AND ADDRESS: 1016 Harris Rd., Arlington, TX 76001
                              -------------------------------------------------

1. APPLICATION. The following standards shall affect and shall be observed by Tenant, Tenant's employees and invitees, for the mutual safety, cleanliness, care, protection, comfort and convenience of all tenants and occupants of the Property, and shall be applicable to the building(s), to the common areas, driveways, parking lots, and to the Demised Premises, including the land situated beneath and any appurtenances thereto.

2. CONSENT REQUIRED. Any exception to these Rules and Regulations must first be approved in writing by Landlord. For purposes of these Rules and Regulations, the term "Landlord" includes the building manager, the building manager's employees, and any other agent or designee authorized by Landlord to manage or operate the Property.

3. RULES AND REGULATIONS:

     A. Tenant may not conduct any auction, "flea market" or "garage sale" on the Demised Premises nor store any goods or merchandise on the Property except for Tenant's own business use. Food may not be prepared in the Demised Premises except in small amounts for consumption by Tenant.. The Demised Premises may not be used or occupied as sleeping quarters or for lodging purposes. Animals may not be kept in or about the Property.
     B. Tenant shall not obstruct sidewalks, driveways, loading areas, parking areas, corridors, hallways, vestibules, stairs and other similar areas designated for the collective use of tenants, or use such areas for Tenant's storage, temporary or otherwise, or for any purpose other than ingress and egress to and from the Demised Premises. Tenant shall comply with parking rules and guidelines as may be posted on the Property from time to time.
     C. Tenant may not bring any hazardous materials onto the Property.
     D. Installation of security systems, telephone, television and other communication cables, fixtures and equipment must comply with Section 7 of the Lease, except that routine installation and construction of normal communication devices which do not require any holes in the roof or exterior walls of the Property do not require the written approval of Landlord.
     E. Tenant shall be responsible for and shall pay all costs to repair damages to the premises caused by the movement of materials by Tenant.
         F. Requests by Tenant for building services, maintenance and repair must be made in writing to the office of the building manager designated by Landlord and must be dated. Tenant shall give prompt written notice to Landlord of any significant damage to or defects in the Demised Premises or the Property, especially including plumbing, electrical and mechanical systems, heating, ventilating and air conditioning systems, roofs, windows, doors, foundation and structural components, regardless of whose responsibility it is to repair such damage. If Landlord is not notified of roof leaks upon discovery by Tenant, Tenant assumes all responsibilities for damages caused by roof leaks.
     G. Tenant shall not change locks or install additional locks on doors without the prior written consent of the Landlord. If Tenant changes locks or installs additional locks on the Property, Tenant shall within five days thereafter provide Landlord with a copy of each separate key to each lock. Upon termination of Tenant's occupancy of the Demised Premises, Tenant must surrender all keys to the Demised Premises and to the Property to Landlord.
     H. Harmful liquids, toxic wastes, bulky objects, insoluble substances and other materials which may cause clogging, stains or damage to plumbing fixtures or systems must not be placed in the lavatories, water closets, sinks, or drains. Tenant must pay the cost to repair and replace drains, plumbing fixtures and piping which is required because of damage caused by Tenant.
     I. Tenant shall cooperate with Landlord and other occupants of the Property in keeping the Property and the Demised Premises neat and clean. Nothing may be swept, thrown or left in the corridors, stairways, elevator shafts, lobbies, loading areas, parking lots or any other common areas of the Property. All trash and debris must be properly placed in receptacles provided by Tenant.
     J. Tenant agrees to cooperate with and assist Landlord in the prevention of peddling, canvassing and soliciting on the Property.
     K. Tenant accepts any and all liability for damages and injuries to persons and property resulting from the serving and sales of alcoholic beverages on or from the Property.

4. REVISIONS. Landlord reserves the right to revise and/or rescind any of these Rules and Regulations and to make additional rules which Landlord may determine are reasonably necessary from time to time for the safety, care, cleanliness, protection, comfort and convenience of the tenants and occupants of the Property and for the care, protection and cleanliness of the building. Revisions and additions will be binding upon the Tenant as if they had been originally prescribed herein when furnished in writing by Landlord to Tenant, provided the additions and revisions apply equally to all tenants occupying the Property.

5. ENFORCEMENT. Any failure or delay by Landlord in enforcing these Rules and Regulations will not prevent Landlord from enforcing these Rules and Regulations in the future. If any of these Rules and Regulations is determined to be unenforceable, it shall be severed from this Lease without affecting the remainder of these Rules and Regulations.


                    Initials: Landlord ______________   Tenant _______________



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